Exhibit 99.3 = June 2020 1Exhibit 99.3 = June 2020 1

Disclaimer This presentation contains certain forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995 with respect to our plans, financial condition, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. Forward- looking statements can be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding strategy and outlook. While GNC believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain. The company may not realize its expectations and its beliefs may not prove correct. Many factors could affect future performance and cause actual results to differ materially from those matters expressed in or implied by forward-looking statements, including but not limited to the ongoing impact of the COVID -19 pandemic on our operations and finances; our current debt profile and obligations under our debt instrument could adversely affect our results of operations and financial condition and adversely impact our operating income and growth prospects; we have substantial indebtedness due within the next twelve months and if we are unable to refinance the indebtedness, we may not be able to continue as a going concern; competition; our ability execute on, or realize the expected benefit from the implementation of, our strategic initiatives; resources devoted to product innovation may not yield new products that achieve commercial success; natural disasters, unusually adverse weather conditions, pandemic outbreaks, terrorist acts and global political events could cause permanent or temporary distribution center or store closures, impair our ability to purchase, receive or replenish inventory or cause customer traffic to decline, all of which could result in lost sales and otherwise adversely affect our financial performance; our operations with joint venture partners, which may restrict our operational and corporate flexibility and subject us to actions taken by the other partner; difficulties with our vendors; our dependence on consumer discretionary spending; failure to maintain and/or upgrade our information technology systems, including electronic payments systems; successful development and maintenance of a relevant omni-channel experience for our customers; risks and costs associated with security breaches, data loss, credit card fraud and identity theft; risks associated with our international operations; securing suitable store locations for our brick-and-mortar retail operations; failure to effectively anticipate consumer preference, and unfavorable publicity or consumer perception of our products; disruptions in our manufacturing system owned by the Nutra joint venture; any significant disruption to our distribution network, inventory management system, or to the timely receipt of inventory; issues with franchisees; material product liability claims, or product recalls; any increase in the price and shortage of supply of key raw materials; general economic conditions, including a prolonged weakness in the economy; Harbin may exercise significant influence over us, including through its ability to elect up to five members of our Board of Directors; dependence on services of key executives and failure to attract or retain key employees; not being insured for a significant portion of our claims exposure; our limited control over our franchisees who are independent operators; our use of derivative instruments for hedging purposes; impact of potential future impairment charges; our holding company structure; historic volatility of our common stock price; and the impact of natural disasters (whether or not caused by climate change), unusually adverse weather conditions, pandemic outbreaks, terrorist acts and global politics; our current and historical effective tax rate; potential impact of issuance of Series A Convertible Preferred Stock including dividend and repurchase obligations; the terms and features of our current Notes may have a negative impact on our liquidity, dilution or reported financial results; compliance with new and existing laws and governmental regulations; failure to comply with FTC regulations; failure to protect our brand name and intellectual property; compliance with environmental and health and safety laws and regulations; and our ability to continue as a going concern if we are unable to meet our obligations as they come due over the next twelve months. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a listing of factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. This Presentation includes non-GAAP financial measures because the company believes they represent an effective supplemental means by which to measure the company’s operating performance. However, these measures are not measurements of the company’s performance under GAAP and should not be considered as alternatives to earnings per share, net income or any other performance measures derived in accordance with GAAP, or as an alternative to GAAP cash flow from operating activities, or as a measure of the company’s profitability or liquidity. For more information, see the reconciliations of non GAAP financial measures available in our 2019 Form 10-K. This presentation is not an offer to sell securities and it is not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted any offering of securities will only be made in accordance with the securities act of 1933 as amended, and applicable SEC regulations, or an exemption therefrom. 2Disclaimer This presentation contains certain forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995 with respect to our plans, financial condition, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. Forward- looking statements can be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding strategy and outlook. While GNC believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain. The company may not realize its expectations and its beliefs may not prove correct. Many factors could affect future performance and cause actual results to differ materially from those matters expressed in or implied by forward-looking statements, including but not limited to the ongoing impact of the COVID -19 pandemic on our operations and finances; our current debt profile and obligations under our debt instrument could adversely affect our results of operations and financial condition and adversely impact our operating income and growth prospects; we have substantial indebtedness due within the next twelve months and if we are unable to refinance the indebtedness, we may not be able to continue as a going concern; competition; our ability execute on, or realize the expected benefit from the implementation of, our strategic initiatives; resources devoted to product innovation may not yield new products that achieve commercial success; natural disasters, unusually adverse weather conditions, pandemic outbreaks, terrorist acts and global political events could cause permanent or temporary distribution center or store closures, impair our ability to purchase, receive or replenish inventory or cause customer traffic to decline, all of which could result in lost sales and otherwise adversely affect our financial performance; our operations with joint venture partners, which may restrict our operational and corporate flexibility and subject us to actions taken by the other partner; difficulties with our vendors; our dependence on consumer discretionary spending; failure to maintain and/or upgrade our information technology systems, including electronic payments systems; successful development and maintenance of a relevant omni-channel experience for our customers; risks and costs associated with security breaches, data loss, credit card fraud and identity theft; risks associated with our international operations; securing suitable store locations for our brick-and-mortar retail operations; failure to effectively anticipate consumer preference, and unfavorable publicity or consumer perception of our products; disruptions in our manufacturing system owned by the Nutra joint venture; any significant disruption to our distribution network, inventory management system, or to the timely receipt of inventory; issues with franchisees; material product liability claims, or product recalls; any increase in the price and shortage of supply of key raw materials; general economic conditions, including a prolonged weakness in the economy; Harbin may exercise significant influence over us, including through its ability to elect up to five members of our Board of Directors; dependence on services of key executives and failure to attract or retain key employees; not being insured for a significant portion of our claims exposure; our limited control over our franchisees who are independent operators; our use of derivative instruments for hedging purposes; impact of potential future impairment charges; our holding company structure; historic volatility of our common stock price; and the impact of natural disasters (whether or not caused by climate change), unusually adverse weather conditions, pandemic outbreaks, terrorist acts and global politics; our current and historical effective tax rate; potential impact of issuance of Series A Convertible Preferred Stock including dividend and repurchase obligations; the terms and features of our current Notes may have a negative impact on our liquidity, dilution or reported financial results; compliance with new and existing laws and governmental regulations; failure to comply with FTC regulations; failure to protect our brand name and intellectual property; compliance with environmental and health and safety laws and regulations; and our ability to continue as a going concern if we are unable to meet our obligations as they come due over the next twelve months. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a listing of factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. This Presentation includes non-GAAP financial measures because the company believes they represent an effective supplemental means by which to measure the company’s operating performance. However, these measures are not measurements of the company’s performance under GAAP and should not be considered as alternatives to earnings per share, net income or any other performance measures derived in accordance with GAAP, or as an alternative to GAAP cash flow from operating activities, or as a measure of the company’s profitability or liquidity. For more information, see the reconciliations of non GAAP financial measures available in our 2019 Form 10-K. This presentation is not an offer to sell securities and it is not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted any offering of securities will only be made in accordance with the securities act of 1933 as amended, and applicable SEC regulations, or an exemption therefrom. 2

Table of Contents I. GNC Situation Overview II. Overview of Strategic Plan III. Financial Performance Appendix 3Table of Contents I. GNC Situation Overview II. Overview of Strategic Plan III. Financial Performance Appendix 3

I. GNC Situation Overview A § Overview of GNC B § Q1 2020 Financial Results C § Preliminary COVID-19 Update D § JV Update 4I. GNC Situation Overview A § Overview of GNC B § Q1 2020 Financial Results C § Preliminary COVID-19 Update D § JV Update 4

A Overview of GNC

Company Highlights

- **Highly valued, trusted and well-recognized global brand of health, wellness and performance products**
  - Broad product portfolio across protein, performance supplements, vitamins and other categories
- **Worldwide network of stores**
  - ~2,900 company-owned and ~950 franchise stores in the US, Puerto Rico, and Canada as of FY19
  - ~1,900 international franchises in ~50 countries as of FY19; strategic partnerships in key markets
- **Company is in the midst of a transformation from a traditional specialty retailer to a global omnichannel brand**
  - Optimizing store footprint to focus on the highest performing locations
  - Shifting sales mix to higher-margin, privately-branded, proprietary products
  - Proven track record of increasing sales through product innovation
- **Strong digital / eCommerce growth accelerated by COVID-19**
  - YoY March and April (through 4/19/20) eCommerce sales up 61% and 122%, respectively
  - Changes in consumer purchasing behaviors expected to last beyond pandemic

FY2019 Revenue By Segment[1]



4%
$88 Million
8%
$158 Million
$2,068 Million[1]
88%
$1,822 Million
US & Canada
International
Manufacturing / Wholesale

FY2019 Operating Profit By Segment[2]



17%
$41 Million
Operating Margin 33%
22%
$55 Million
Operating Margin 35%
$248 Million[2]
61%
$151 Million
Operating Margin 8%
US & Canada
International
Manufacturing / Wholesale

$209 million of FY2019 Bank Adjusted EBITDA[3] achieved

Note: US & Canada includes company-owned retail, domestic franchise and eCommerce
[1]Reflects total revenue after elimination of intersegment revenues
[2]Reflects total Operating Profit before unallocated corporate costs
[3]Adjustments include China JV income, Nutra JV income and stock-based compensation

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A GNC's Evolution

($ in millions)

Transformation to an omnichannel brand with smaller physical footprint and strong eCommerce capabilities, strategic partnerships and innovative GNC-branded products

Key Strategic Initiatives

1. Stabilize the US Retail Business
2. Digital Growth / Personalization
3. Cost Savings Initiatives
4. International Growth

Key Metrics Over Time

	2016	2017	2018	2019
Domestic Retail Stores	3,513	3,423	3,206	2,902
Revenue	$2,570	$2,481	$2,354	$2,068
SSS[1]	(6.3%)	0.2%	(0.6%)	(2.9%)
Bank Adjusted EBITDA[2]	$404	$274	$224	$209
Capex	$60	$32	$19	$15
Net Debt / Bank Adj. EBITDA	3.7x	4.5x	4.8x	3.6x
Key Events		• Launch of myGNC Rewards • GNC brand relaunch	• Harbin Pharma invests $300mm in Preferred Equity, forms China JV	• China JV Harbin partnership in Q1 • Nutra JV Manufacturing partnership in Q1

[1]Includes Domestic Retail and eCommerce, excludes Domestic Franchise
[2]Adjustments include China JV income, Nutra JV income and stock-based compensation

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B Q1 2020 Financial Results

($ in millions)

Decline in Revenue and EBITDA in Q1'20, largely due to COVID-19 impact in March

Revenue by Segment



$565[1]
(YoY Change)
$70
$41
$36
$453
(16%)
(79%)
(18%)
25%
(16%)
$473
$15
$34
$45
$379
Q1'19
Q1'20
US & Canada
eCommerce
International
Wholesale

Bank Adjusted EBITDA[2]



$70
(YoY Change)
(52%)
$34
Q1'19
Q1'20

Note: US & Canada includes company-owned retail and domestic franchise
[1]Total Q1'19 includes ($35.5mm) in elimination of intersegment revenues
[2]Adjustments include China JV income, Nutra JV income and stock-based compensation

Commentary

- Q1 2020 revenue declined 16% YoY
  - January and February saw YoY revenue declines of (17.2%) and (10.6%), respectively, driven in part by pre-COVID store optimization initiatives
  - March YoY decline of (20.6%), mostly driven by COVID-19 pandemic and corresponding store closures
- Comp for Domestic Retail was (13.8%) in Q1 and (28.3%) in March, as a total of 1,054 stores were temporarily closed because of COVID-19
- Strong performance in eCommerce partially offsets sales decline in stores
  - eCommerce revenue increased 25% in Q1, 61% in March
- Cost savings only partially offset revenue decline due to COVID-19, resulting in a 52% YoY drop in Adjusted EBITDA
- Adjusted EBITDA performance expected to improve in the back half of 2020, as the Company continues footprint reductions of underperforming stores and expects temporarily closed stores to re-open due to COVID-related slow down

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Q1 2020 Financial Results (Cont'd)

($ in millions)

Sharp COVID-19 related drop in March sales accelerated declines in the quarter

Revenue by Segment – March 2020



(YoY Change)
$197
(21%)
$8
$14
$13
(25%)
$162
(15%)
61%
(27%)
$156
$6
$11
$21
$118
Mar'19
Mar'20
US & Canada
eCommerce
International
Wholesale

Commentary

- COVID-19 caused decline in foot traffic and increase in store closures, resulting in an estimated comp impact of (22.8%)
  - There were 1,054 corporate stores temporarily closed in the US by the end of March
  - Government / landlord mandated closures impacted many locations, as well as elective mall-based closures of underperforming stores
- More store closures and declining sales are expected to continue (with larger magnitude) into Q2, likely until June
- Despite disruption driven by COVID-19, GNC's distribution centers have not experienced major disruptions
  - Demand for Vitamins / Immune System Boosting products has increased significantly creating some temporary out of stocks in that category

Note: US & Canada includes company-owned retail and domestic franchise

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C GNC's Response to COVID-19

- **COVID-19 has caused unprecedented economic disruption to the world economy and GNC has not been immune to these disruptions**
  - As of April 26, 1,191 GNC US corporate stores are closed
  - The Company has implemented new measures like curb side pickup and ship from store capabilities to support open stores
  - Consumers have re-focused their purchases on wellness vs. sports nutrition
- **As a result of the sales decline related to COVID-19, GNC has implemented measures to reduce expenses by $40mm in 2020, while maintaining flexibility to manage through these challenging times. Key reductions include:**
  - $12.1mm in Payroll by furloughing corporate employees, consolidated and eliminated field leadership roles across US Corp, Domestic Franchise, and Canada, and a reduction in merit increases
  - $5.2mm in Retail through modified operating hours and expanded single coverage, reduction of promotional monies, as well as deferred repair, maintenance, and reduced utilities
  - $17.4mm in Marketing through Q1 and Q2 expense reductions, and Q2 discounts to PRO customers vs Q2 PRO Box distribution
  - $5.2mm through elimination / deferral of non-essential IT spend, and reduction in corporate T&E and R&D
- **In the case where temporary store closures last longer than the current June recovery assumption, closures for stores that have been identified for permanent closure will be accelerated**
  - For stores not identified to close, the company will continue its effort to minimize costs (e.g., extending furloughs of non-essential employees, reducing ad spending)

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April MTD Performance (as of 4/19/20)

($ in millions)

COVID-19 has continued to negatively impact performance, though eCommerce has seen a meaningful boost and cost-saving actions are beginning to show results

April MTD Comp % (as of 4/19/2020)



122%
(64%)
(88%)
US Corporate
Canada Corporate
eCommerce

Commentary

- Preliminary results through the first three weeks of April illustrate continued COVID-related impact to SSS in our US and Canada businesses; eCommerce, however, continues to outperform
- Number of store closures continued to grow in April reaching 1,191 US corporate stores total as of 4/26, but at much slower rate compared to March[1]
- eCommerce performed well with Q1 revenue up 25% YoY; April is shaping up even stronger (+122% vs LY as of 4/19)
  - Clear acceleration of eCommerce sales starting Mid-March 2020 on both GNC.com and Amazon
  - Increasing web conversion rates
  - Increased mix shift towards GNC brand products
- Further decline in Q2 retail sales to continue with larger magnitude than in March, though mitigated to some extent by continued growth in eCommerce sales

[1]US store closures change frequently due to Governor responses to COVID-19 and continual monitoring of store-level profitability in light of reduced transactions from the pandemic

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D Nutra JV Update

- Per the Nutra JV Master Agreement, if LTM GNC JV revenues are lower than 97% of or greater than 105% of Target Revenues ($228 million), the $18.75 million in installment is adjusted at a ratio of Actual LTM Revenues over Target Revenues
- In FY 2019, the Nutra JV generated $308 million in total revenue, of which GNC contributed $192 million, with the remaining for IVC's use or for other third parties
  - As a result, the $18.75 million installment due in Q1'2020 was reduced to approximately $16 million
- The JV realized approximately $26 million of EBITDA at an 8.3% margin in 2019
- The JV realized $11 million net income in the first 10 months post-close, of which GNC's 43% share was approximately $5 million
  - Approximately $4 million was paid out in the form of cash dividends on a quarterly basis throughout 2019
- The JV is taking a number of steps to improve synergies
  - Implementation of a new IT system in Q1 2020
  - Other synergy initiatives include raw materials purchasing, sales pricing improvements and labor / SG&A savings
- In Q1 2020, the Nutra JV generated $58 million in total revenue (down 27% YoY) and EBIT of ($1) million
  - Drivers of sales decline are lower than expected Rite Aid and other third party volumes / sales and shortfalls to production back orders
  - Margins were negatively affected by increase in labor & overhead, lack of price increases (e.g., Herbalife) and increased SG&A

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D China JV Update

Financial Performance

FY 2019

- Revenue grew 4% year over year to ~$42mm[1] – ~97% eCommerce / ~3% retail
- EBIT of ~$3mm[1] at a 6.9% margin largely generated by the eCommerce business

Q1 2020

- Revenue grew 7% YoY over the same period to ~US$9mm
- EBIT of ~($0.6)mm due largely to increased marketing costs from media related investments and increased channel marketing due to higher sales; gross margins increased YoY due to greater higher-margin wholesale sales

Ongoing Projects and Key Initiatives

- **Bluehat / Pharmacy Channel**
  - GNC Bluehat products to serve as a strategic pillar to penetrate domestic market
  - Pilot test currently underway
  - GNC products distributed in 150 points of sale as of Feb-20
  - Limited store traffic due to COVID-19 outbreak
- **New Retail Store Concept (Lab Store with Smoothie Bar)**
  - Launch delayed to April / May due to COVID-19
- **NMN / NAD Updates (anti-aging supplements)**
  - NMN market estimated around RMB 600mm-1,000mm (~US$85-145)[1]
  - Planning to launch two new premium SKUs in 2020
- **Strategic Initiatives & Innovation Pipeline**
  - Simplifying from 300 to 100+ Core SKUs
  - Introducing 30 new products

	Key Initiatives
Key Actions	Establish new eCommerce channels Enter growth categories (e.g., Sport nutrition) Development of cross-border products such as a Beauty line Development for domestic market (Bluehat) New retail store Subscription Fee model
Category / Product	Streamline core category Sleep Series China Bluehat products
Channel	Establish new eCommerce channels, pharmacy channel and social commerce channel
Consumer Experience	Collect and integrate consumer feedback into new product development New retail store concept
Brand	Key Opinion Leaders (KOL) / celebrity endorsements
CRM/Data	Upgraded CRM Offer personal recommendations

[1]RMB converted to USD using exchange rate of 0.1436 as of 12/31/19

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II. Overview of Strategic Plan 13II. Overview of Strategic Plan 13

Strategic Pillars to Reposition GNC n Stabilize the US Retail Business 1 n Digital Growth / Personalization 2 n Cost Savings Initiatives 3 n International Growth 4 14Strategic Pillars to Reposition GNC n Stabilize the US Retail Business 1 n Digital Growth / Personalization 2 n Cost Savings Initiatives 3 n International Growth 4 14

1 Stabilize the US Retail Business a § Optimize Store Base b § Invest in GNC Brand c § Leverage Loyalty Program 151 Stabilize the US Retail Business a § Optimize Store Base b § Invest in GNC Brand c § Leverage Loyalty Program 15

1a Approach to Optimizing Store Base

GNC management rigorously reviewed the Company's overall store base, considering both historical store performance and projected store trends in determining which stores to be closed

1 Historical Store Performance

- Identified for potential closure, stores that operated at a negative 4-Wall, cash EBITDA as well as stores that drove increased EBITDA upon closing via sales transfer and leveraging of fixed costs
- Performed a detailed review of Canada stores as they have operated at significantly lower Adjusted EBITDA margins across all store types (i.e., strip, mall, outlet, downtown)
  - Current plan includes closure of most Canadian stores, while the remaining ones will continue to be monitored to ensure market viability

2 Projected Store Trends

- Mall stores will no longer be a priority in GNC's go-forward strategy to limit future exposure
  - Mall stores have historically contributed a below-average EBITDA margin due to high occupancy costs
  - Store sales have been declining rapidly in this channel, with the trend expected to continue in the future
- Stores with projected Adjusted EBITDA contribution of less than $10K in 2021 will likely be exited
  - This strategy primarily limits exposure in H2 2020 while not penalizing stores expected to make a strong rebound in 2021

The company will continue to review and refine this approach in the near term while evaluating each individual store before making decisions on whether to close

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1a Store Optimization Summary

($ in millions)

1,374 corporate stores to be closed by end of 2020 in the US and Canada

	US Corporate			Canada Corporate		
	Pre-Optimization (as of 3/28/20)	Expected Closures in 2020	Go Forward Footprint (as of 12/31/20)	Pre-Optimization (as of 3/28/20)	Expected Closures in 2020	Go Forward Footprint (as of 12/31/20)
Store Count	**2,666**	**1,238**	**1,428**	**159**	**136**	**23**
2019 Revenue	**$1,209**	**$488**	**$721**	**$63**	**$51**	**$12**
Per Store ('000s $ / store)	*$453*	*$394*	*$505*	*$396*	*$372*	*$535*
2019 SSS	*(3.9%)*	*(6.3%)*	*0.4%*	*(8.4%)*	*(9.6%)*	*(0.1%)*
2019 4-Wall EBITDA[1]	**$172**	**$36**	**$136**	**$3**	**$1**	**$2**
Per Store ('000s $ / store)	*$58*	*$19*	*$93*	*$6*	*($5)*	*$71*
% Margin	*12.9%*	*4.7%*	*18.4%*	*1.5%*	*(1.4%)*	*13.2%*
# of Stores…						
With <$0 2019 4-Wall EBITDA	239	225	14[2]	58	58	-
With <$10K 2019 4-Wall EBITDA	380	354	26	74	74	-
Closed Due to COVID as of 4/10[3]	1,125	830	295	105	96	9

Commentary

- 1,374 stores proposed for closure contributed $539mm in revenue in 2019; however, were comping down (6.6%) YoY from 2018 to 2019
- 283 of the stores proposed for closure had negative 4-Wall EBITDA in 2019

[1] 4-Wall EBITDA includes 4-Wall Expenses, Distribution, and Field expenses; it does not include any overhead or advertising driven by corporate center
[2] Reasons for stores with negative 4-Wall EBITDA to remain open include non-recurring impairments that drove EBITDA negative, new stores that are still ramping up and high estimated transfer sales from other closing stores
[3] An additional 66 US corporate stores have closed between April 10 and April 26

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1a Impact of Store Optimization on 2020-2021 Projected Results

($ in millions)

1,424 corporate stores to be closed by end of 2021 in the US and Canada

	(1) US Corporate		(2) Canada Corporate	
	2020	2021	2020	2021
Beginning Store Count[1]	2,666	1,428	159	23
(-) Expected Store Closures	(1,238)	(50)	(136)	-
Ending Store Count	1,428	1,378	23	23
Go Forward Stores Total Revenue[2]	**$655**	**$688**	**$24**	**$17**
Per Store ('000s $ / store)	*$459*	*$499*	*$1,043*	*$730*
YoY %		*4.9%*		*(30.0%)*
Total 4-Wall EBITDA[3]	**$38**	**$111**	**($1)**	**$3**
Per Store ('000s $ / store)	*$27*	*$81*	*($26)*	*$139*
% Margin	*5.8%*	*16.2%*	*(2.4%)*	*18.8%*

Commentary

- Mall stores accounted for highest EBITDA loss on a per store and aggregate basis and will no longer be a priority in GNC's go-forward strategy

(1) US Corporate

- 4-Wall EBITDA is estimated to fall just below 6% for 2020; EBITDA margin is expected to be impacted from effects of COVID-19, especially in Q2
- The business is expected to stabilize in 2021, and 4-Wall EBITDA is expected to improve to 16.2% for go-forward stores

(2) Canada Corporate

- Canada is expected to operate at a negative 4-Wall EBITDA in 2020; however, once exited out of 136 lower performing stores, 2021 is expected to grow to a 18.8% EBITDA margin

[1] Baseline for 2020 is as of 3/28/2020
[2] Excludes $9.8mm revenue generated for the national advertising fund from franchisees and General Nutrition Franchise Services
[3] 4-Wall EBITDA includes 4-Wall Expenses, Distribution, and Field expenses; it does not include any overhead or advertising driven by corporate center

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1b GNC has High Brand Awareness Leading US Brand Awareness 18% 47% 84% WALMART The Strength Of The Global Brand 24% 44% 79% GNC Provides A Platform To Drive GNC 16% 33% 78% AMAZON.COM Products To The Customer Where CVS 6% 24% 77% They Already Shop WALGREENS 6% 26% 77% 69% GROCERY STORE 20% 70% TARGET 22% 56% RITE AID 10% 11% 58% VITAMIN SHOPPE 8% 47% COSTCO 6% 45% WHOLE FOODS SAM’S CLUB 4% 44% VITAMIN WORLD 3% 38% LOCAL, NATURAL STORE 33% 13% VITACOST.COM 12% BODYBUILDING.COM 10% LUCKYVITAMIN.COM Top of Mind Total Unaided Total Unaided / Aided Source: Decision Analyst Q1 ’19 GNC Brand Equity Study 191b GNC has High Brand Awareness Leading US Brand Awareness 18% 47% 84% WALMART The Strength Of The Global Brand 24% 44% 79% GNC Provides A Platform To Drive GNC 16% 33% 78% AMAZON.COM Products To The Customer Where CVS 6% 24% 77% They Already Shop WALGREENS 6% 26% 77% 69% GROCERY STORE 20% 70% TARGET 22% 56% RITE AID 10% 11% 58% VITAMIN SHOPPE 8% 47% COSTCO 6% 45% WHOLE FOODS SAM’S CLUB 4% 44% VITAMIN WORLD 3% 38% LOCAL, NATURAL STORE 33% 13% VITACOST.COM 12% BODYBUILDING.COM 10% LUCKYVITAMIN.COM Top of Mind Total Unaided Total Unaided / Aided Source: Decision Analyst Q1 ’19 GNC Brand Equity Study 19

1b Invest in the GNC Brand

Customer-Centric Innovation Driving Pivot from Specialty Retailer to a Global Brand

Growing the GNC Brand Business

- GNC has a proven track record of new and reformulated product innovation
  - As a result, total sales mix has shifted more heavily to GNC branded products vs. 3rd party products to reach 53%
- Global Brand team organization to drive innovation and consistency across all segments

Own Brands	*2019A Sales*
GNC AMP	*$137 Million*
BEYOND RAW	*$123 Million*
GNC TOTAL LEAN	*$88 Million*
BODYDYNAMIX	*$51 Million*

% of System-Wide Retail Product Sales[1]



One New GNC Launch
✓ 53% of GNC Branded Sales
60%
50%
40%
52%
48%
54%
46%
57%
43%
57%
43%
55%
45%
52%
48%
50%
50%
52%
48%
54%
46%
52%
48%
53%
47%
52%
48%
54%
47%
53%
47%
2015
2016
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
GNC Branded
3rd Party

Source: Company filings and management

[1] Includes US company-owned and franchise stores, eCommerce and wholesale partners

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1c Leverage ~10mm Active[1] Loyalty Program Members

Since revamping the legacy loyalty program in 2017[2], GNC has maintained over 10mm active /paying members as the shopping experience for high-value customers has been personalized and improved

Evolution of GNC's Loyalty Program (Total Members)



10.3
0.8
9.6
11.5
1.0
10.5
10.4
1.0
9.4
10.3
0.9
9.4
2017
2018
2019
Q1 2020
12M Free Members[1]
Total Pro Members

Loyalty Sales % of Total Sales	*76%*	*83%*	*80%*	*80%*

Loyalty Program Descriptions

- Loyalty program captures ~80% of sales

myGNC Rewards: a free program in which members earn points and rewards every time they shop in store and online

myGNC PRO Access: a paid program ($39.99 yearly subscription fee) in which members earn exclusive access to subscription boxes, weeklong sales events, free expedited online shipping and more

- PROs shop more often: ~6 store trips per year, PROs spend more: ~3.5 times as much per year
- 1 million PRO customers (~10% of shoppers)

[1]Shopped in the last 12 months
[2]Legacy gold card loyalty program with <2.0mm members replaced with a 2 tier program beginning in 2017

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2 I. Digital Growth Driven By Convenience and Personalization 222 I. Digital Growth Driven By Convenience and Personalization 22

2 Significant Growth in eCommerce

($ in millions)

COVID-19 has accelerated GNC's digital growth strategy

eCommerce Historical and Estimated Sales



12%
54%
6%
$128
$155
$160
$246
$260
2017A
2018A
2019A
2020E
2021E

eCommerce Sales % of Total	*5%*	*7%*	*8%*	*18%*	*18%*

- COVID-19 expected to drive eCommerce growth in 2020
- Changes in consumer purchasing behaviors expected to last beyond pandemic, supporting growth of our digital business
- Slower growth in 2019 due to headwinds in the Amazon marketplace and reduction of sales of unprofitable SKUs

eCommerce Sales (2020A Monthly vs Prior Year)



61%
122%
$12
$13
$11
$12
$13
$21
$8
$19
Jan
Feb
Mar
Apr MTD¹
2019A
2020A

- Sales in March outperformed last year's sales mostly due to COVID-19; April shows an even larger increase (+122%)
- Sales expected to continue outperforming LY in Q3-Q4

[1] April MTD as of April 18

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2 Digital Growth Strategy

Expansion in GNC's omnichannel capabilities and sales channels have positioned the Company to not only maintain but grow eCommerce penetration levels post COVID-19

	Omnichannel Capabilities	Sales Channels	eCommerce Penetration
Key Initiatives	■ Auto-Deliver and Save ("ADAS") drivers higher margins – As of Q1 2020, ADAS had 382k active users, up ~35% since Q3 2019; subscriptions projected to grow to 500k by end of 2020 ■ Robust mobile traffic (70% of total site traffic is mobile)	■ Direct Mail Offers ■ Email Offers ■ Mobile Push ■ E-Receipt ■ Native Wallet ■ Digital Media ■ Text ■ Buy online, pickup in store ■ Ship direct from store	■ 8% in 2019 ■ 9% in Q1 2020

The company expects >50% growth in eCommerce revenue for full year 2020, mid-single digit growth in 2021 and ~10% growth thereafter

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3 I. Cost Savings Initiatives 253 I. Cost Savings Initiatives 25

3 Cost Saving Initiatives

($ in millions)

Expected to generate approximately $110mm in run-rate cost savings based on 2019 and 2020 initiatives

Category	Sub Category	Realized Gross Savings on 2019 Initiatives	Run Rate on 2019 Activities	Projected Gross Savings on 2020 Implementations	Projected Run Rate on 2020 Activities
Product	*Original Savings*	2.0	2.8	2.0	10.0
	Recent Actions	-	-	-	-
	Total	**2.0**	**2.8**	**2.0**	**10.0**
Distribution & Transportation	*Original Savings*	2.4	3.9	2.5	2.7
	Recent Actions	-	-	-	-
	Total	**2.4**	**3.9**	**2.5**	**2.7**
Occupancy	*Original Savings*	10.1	11.1	1.0	2.0
	Recent Actions	-	-	1.0	1.0
	Total	**10.1**	**11.1**	**2.0**	**3.0**
Wages / Labor / Stores	*Original Savings*	10.6	13.0	4.5	4.5
	Recent Actions	-	-	16.3	21.5
	Total	**10.6**	**13.0**	**20.8**	**26.0**
Marketing	*Original Savings*	7.9	7.9	(1.0)	(1.0)
	Recent Actions	-	-	17.4	17.4
	Total	**7.9**	**7.9**	**16.4**	**16.4**
Indirect Spend, Other SG&A	*Original Savings*	3.5	5.3	0.5	1.1
	Recent Actions	-	-	5.2	5.2
	Total	**3.5**	**5.3**	**5.7**	**6.3**
Total Gross Savings	Original Savings	$36.5	$44.0	$9.5	$19.3
	Recent Actions	-	-	39.9	45.1
	Total	**$36.5**	**$44.0**	**$49.4**	**$64.4**

- Gross savings exclude $5.6mm and $4.5mm in costs to achieve savings in 2019 and 2020, respectively

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4 I. International Growth AND WE’RE READY TO MEET IT a § Significant White Space in International Markets b § Growth Through Joint Ventures c § Navigating COVID-19 274 I. International Growth AND WE’RE READY TO MEET IT a § Significant White Space in International Markets b § Growth Through Joint Ventures c § Navigating COVID-19 27

4a Significant White Space Exists Despite GNC's Presence in Approximately 50 Countries

Growth Driven by Strategic Initiatives Including:

- Product Innovation
- eCommerce
- Channel Expansion
- Strategic Partnerships
- Localization

International Supplement Markets

$145bn Global Supplement Market Represents Enormous International Opportunity

		Supplement Market ($ in bn, 2019)	2019 – 2024E CAGR (%)
	North America[1]	$ 51bn	4.0%
Actively Targeting	China	$ 26bn	6.6%
Actively Targeting	Europe	$ 22bn	5.4%
Actively Targeting	Japan	$ 13bn	1.8%
Actively Targeting	Latin America	$ 8bn	7.5%
	Other APAC (Ex. China / Japan)	$ 21bn	7.1%
	Middle East & Africa	$ 3bn	12.9%
	Total	$ 145bn	5.4%

Source: Euromonitor
[1]Includes supplement market in the US of ~$44bn, Canada of ~$2bn as of 2018

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4a Significant White Space Exists Despite GNC's Presence in Approximately 50 Countries (Cont'd)

Company sees path to ~$1 billion in retail sales by 2024

Near-Term Partnership Opportunities

Australia



- Partnership with leading consumer health products company
- $3.5bn health and wellness market (6th largest

Brazil



- Recent expansion with new operating partner
- $2.9bn health and wellness market (8th largest)

Japan



- Signed local partnership to develop GNC brand
- $13.2bn health and wellness market (3rd largest)

White Space in Western Europe

Western Europe



- GNC currently has no franchise or corporate presence in Western Europe outside of Ireland
- Targeting entry into select countries through GNC-managed Amazon marketplaces by early 2020
- Potential strategic partnerships to expand physical distribution via pharmacy, grocery, and convenience

Growth Within Existing Portfolio

India



- Fastest growing eCommerce market globally among top 5 countries
- 20%+ comparable growth in each of the last two years

Philippines



- Transitioned to new franchise partner in 2018
- Has driven immediate turnaround to double-digit comparable growth

Mexico



- Strong relationship with local partner (~30 years)
- New local loyalty program ("MIVIT") has rapidly grown to 240k+ members
- Targeting mid-single digit comparable growth on significant revenue

China Joint Venture

China



- Launched joint venture with Harbin Pharmaceuticals in Q1 '19

Source: Euromonitor

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4b China – A Substantial Untapped Opportunity

($ in billions)

China is the #2 Market Globally After the US


~9% CAGR
~7% CAGR
$17
$26
$36
2014
2019
2024

China Health and Wellness Market Sales Growth[1]

Total	2014-19 CAGR (%)	2019-24 CAGR (%)
Total	*8.6*	*6.6*
Sports Nutrition[2]	*34.1*	*19.0*
Weight Management[3]	*10.5*	*9.9*
Dietary Supplements[4]	*8.2*	*6.0*

Proven Brand Strength

52% **Brand Awareness**

- GNC already has strong brand recognition in China despite modest market share position
- Top-5 consumer awareness among health supplement brands in China
- Local brand research shows GNC is perceived as a professional brand offering a broad range of effective health food products

Source: Euromonitor, Credit Suisse Global Wealth Report 2017, Chinese National Bureau of Statistics, L.E.K. Consulting
Sales value is calculated using retail sale price (RSP), Market size is based on Euromonitor data
[1]Sports nutrition includes sports protein bars, sports protein powder and sports non-protein products
[2]Weight management includes meal replacement, slimming teas, weight loss supplements, and supplement nutrition drinks
[3]Dietary supplements includes herbal/traditional supplements, non-herbal supplements and combination supplements; 5 Share of RSP value

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4c China and International COVID-19 Update

China



- Despite COVID-19 pandemic, Q1 was positive for China (revenue +7% YoY); March was even more positive, with a 55% increase vs prior year
- Top line growth is mostly driven by our eCommerce channel which supported sales through lockdown; also increase in immune system boosting products contributed to the top line growth
- As China relaxed lockdown and social distancing, GNC expects a continued positive trend in sales in 2020 and 2021

International Franchise



- Overall, International Franchise revenue expected to decline 10.2% YoY in 2020 and 6.8% in 2021. This decline is mostly driven by the impact of COVID-19 pandemic as eCommerce penetration is limited
  - Many countries have mandated temporary store closures, e.g., Singapore and Malaysia closed stores until at least May 5th, potentially extended to June 5th
- Given uncertainty in the markets and potential slow economic recovery from COVID-19, primary focus in 2021 will continue to be on improving the basics of our international business with no new market entries
- Amid COVID-19 pandemic, the Company also expects a decline in sales in its Europe Operations

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4c Impact of COVID-19 on International Franchise

($ in millions)

International Franchise Historical and Estimated Sales



0%
(10%)
(7%)
$131
$134
$130
$117
$109
2017A
2018A
2019A
2020E
2021E

- International franchise expected to decline in 2020 and 2021 due to COVID-19
- Decline will be driven by temporarily, government mandated store closures and delayed market expansion as our main focus will be on improving our business fundamentals

Key Markets Q1 2020 Revenue vs prior year



% of Total Intl Sales[1]
Mexico
(2%)
15%
Malaysia
(23%)
4%
Singapore
(36%)
9%
South Korea
(42%)
11%
Hong Kong
(61%)
8%

- Store closures and economic slowdown are impacting performance in most of GNC's top markets
- Markets in Asia are faced with the largest declines due earlier exposure to COVID-19 pandemic compared to countries in other regions, e.g., South America

[1]As of Q1 2020

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III. Financial Performance A § Review of Historical Performance B § Capital Structure Analysis C § Business Plan D § DIP Budget 33III. Financial Performance A § Review of Historical Performance B § Capital Structure Analysis C § Business Plan D § DIP Budget 33

A Historical Financial Performance

($ in millions)

Revenue & Same Store Sales Growth


$2,481
$2,354
$2,068
2017A[1]
2018A
2019A

	2017A[1]	2018A	2019A
Revenue Growth	*(3.5%)*	*(5.1%)*	*(12.1%)*
Domestic SSS[2]	*0.2%*	*(0.6%)*	*(2.9%)*

Gross Profit & Margin


$824
$772
$714
2017A
2018A
2019A

	2017A	2018A	2019A
% Margin	*33.2%*	*32.8%*	*34.5%*

Bank Adjusted EBITDA & Margin[3]


$274
$224
$209
2017A
2018A
2019A

	2017A	2018A	2019A
% Margin	*11.0%*	*9.5%*	*10.1%*
Bank Adjustments			
Non-Cash Compensation[3,4]	*$6*	*$16*	*$17*

Capital Expenditures

Decrease spend in new store construction and IT infrastructure


$32
$19
$15
2017A
2018A
2019A

	2017A	2018A	2019A
% of Total Sales	*1.3%*	*0.8%*	*0.7%*

[1] 2017A financials include $66mm in discontinued operations revenues related to Lucky Vitamin business sold in Sep-17
[2] SSS growth reflects domestic external performance (incl. domestic retail & eCommerce)
[3] As defined by credit agreement
[4] Includes stock-based compensation, retention and severance

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A Historical Segment Financials

($ in millions)

Store Count[1]



8,939
8,367
7,521
2,418
1,999
1,099
3,423
2,183
1,941
1,037
3,206
1,759
1,904
956
2,902
2017A
2018A
2019A
Store-Within-a-Store
International Franchise Stores
Domestic Franchise Stores
Company Owned US & Canada Stores

Same Store Sales



21.9 %
20.3 %
3.9 %
(0.6)%
(1.3)%
(1.2)%
(1.4)%
(2.4)%
(2.6)%
(2.9)%
(2.5)%
(3.7)%
2017A
2018A
2019A
Domestic Retail (excl. eCommerce)
Domestic Franchise
International Franchise
eCommerce

	Q1'19	Q2'19	Q3'19	Q4'19	2019A
eComm SSS	1.0%	(10.1%)	11.8%	14.2%	3.9%

- Lower growth in Q1-Q2'19 driven by decision to not repeat several one-time promotions that occurred in 2018 and changes to product offerings

Revenue by Operating Segment



$2,019
$178
$218
$1,951
$191
$211
$1,822
$158
$88
2017A[2]
2018A
2019A
US & Canada
International
Manufacturing / Wholesale

EBIT by Operating Segment



$168
$61
$74[3]
$95
$60
$63
$151
$55
$41
2017A
2018A
2019A
US & Canada
International
Manufacturing / Wholesale

Note: US & Canada includes company-owned retail, domestic franchise and eCommerce
[1]Excludes Ireland and China
[2]Excludes discontinued operations (revenues of $66mm related to Lucky Vitamin business sold in Sep-17)
[3]Excludes goodwill impairment charges of $24.3 million

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B Current Capitalization & Liquidity ($ in millions) Tranche ($mm) x Adj. EBITDA Pricing Maturity Ratings 1 Total Book Cash $96 ABL Revolver $60 0.3x L + 175 Aug-22 NR / CCC- FILO Term Loan 275 1.9 L + 700 Dec-22 Caa2 / CCC Tranche B-2 Term Loan 411 4.3 L + 875 Mar-21 Ca / CCC- Total Secured Debt $746 4.3x Net Secured Debt 650 3.8 Convertible Notes 159 5.2 1.500% Aug-20 NR / NR Total Debt $905 5.2x Net Debt 809 4.7 Convertible Preferred Stock $325 PIK at 6.5% 3/31/20 LTM Bank Adj. EBITDA $173 1 As of 6/17/20 36B Current Capitalization & Liquidity ($ in millions) Tranche ($mm) x Adj. EBITDA Pricing Maturity Ratings 1 Total Book Cash $96 ABL Revolver $60 0.3x L + 175 Aug-22 NR / CCC- FILO Term Loan 275 1.9 L + 700 Dec-22 Caa2 / CCC Tranche B-2 Term Loan 411 4.3 L + 875 Mar-21 Ca / CCC- Total Secured Debt $746 4.3x Net Secured Debt 650 3.8 Convertible Notes 159 5.2 1.500% Aug-20 NR / NR Total Debt $905 5.2x Net Debt 809 4.7 Convertible Preferred Stock $325 PIK at 6.5% 3/31/20 LTM Bank Adj. EBITDA $173 1 As of 6/17/20 36

B Track Record of Significant Deleveraging

($ in millions)


Company exchanged $98.9 million in aggregate principal amount of the Notes for 14.6 million newly issued shares of the Company's Class A common equity
GNC has reduced funded debt by $562 million in ~2.5 years including $445 million of TL paydown
Company enters into IVC JV for upfront gross proceeds of $100 million
The Company entered into an amendment to its Credit Facility resulting in:
▪ Extension of maturity for $704.3 million of the term loan to March 2021
▪ New $100 million Asset Based Lending Facility
▪ New $275 million FILO Term Loan
Company receives Harbin's Preferred Equity Investment ($300 million in total gross proceeds)
75% of the proceeds received from the first installment payment from Nutra JV Transaction[1] & ECF Payment
($ Total Debt)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,467
$288
$1,131
$48
($99)
($48)
$1,320
$189
$275
$152
$704
($275)
($85)
($47)
$912
$189
$275
$448
($30)
($38)
$905
$159
$275
$411
$60
Q3 '17 Capitalization
Dec '17 Equitization
RCF Paydown
Feb '18 A&E Pro Forma
Harbin Tranche 1,2,3
Mar '19 Nutra Sale
Other TL Paydown
Q1'19 Capitalization
Q2'19 Convertible Note Repurchase
Q1'20 Nutra JV / ECF TL-B Paydown
Q1'20 Capitalization
Revolving Facility
Term Loan B-1
Term Loan B-2
FILO Term Loan
Convertible Notes

[1]As per Term Loan Credit Agreement, if the consolidated net first lien leverage ratio is less than 3.00 to 1.00, the paydown shall be 75% of proceeds

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C 2020 Outlook

($ in millions)

2020E Quarterly Total Revenue


$473
$252
$287
$323
Q1'20
Q2'20
Q3'20
Q4'20
YoY % Change
(16.3%)
(52.7%)
(42.6%)
(31.3%)

2020E Quarterly Bank Adjusted EBITDA[1]


$34
($23)
$16
$24
Q1'20
Q2'20
Q3'20
Q4'20
% Margin
7.1%
NM
5.4%
7.4%

[1]Adjustments include China JV income, Nutra JV income and stock-based compensation

Commentary

- More store closures and declining sales expected to continue through the end of 2020 due to COVID-19
  - Q2 and Q3 2020 sales of $252mm and $287mm, respectively, down YoY by 52.7% and 42.6%, respectively
  - Rate of YoY sales decline expected to slow by Q4 2020, down (31.3%) in Q4 2020
- Bank Adjusted EBITDA of ($23mm) in Q2 2020 expected to turn positive in Q3 2020
  - Recovery driven by store optimization, cost cutting initiatives and growth in higher margin eCommerce business
- Q4 2020 Bank Adjusted EBITDA margin expected to reach 7.4%

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C Expectation for Sales Recovery in 2020

	Scenario in Current Model	Key Assumptions
US & Canada	**Overall 35-40% decline vs 2019** ■ Q1: (13.8%) comps ■ Q2: – Open stores: 40% decline vs 2019 – Temporarily closed stores[1]: no sales in Apr and May, 70% decline in June vs. 2019 ■ Q3: 30% decline vs 2019 ■ Q4: 20% decline vs 2019	■ Lock down gradually lifted by end of summer ■ Unemployment greater than 15% ■ Discretionary spending declines by 40-60% ■ US GDP to drop 10% or more in 2020 ■ Some economic recovery in Q4 2020
eCommerce	**Overall 20-30% increase vs 2019** ■ Q1 Actuals: 25% increase vs 2019 ■ Q2: 50% increase ■ Q3: 30% increase ■ Q4: 20% increase (Q2–Q4:) for COVID-19 impact in addition to YoY planned growth	■ Same "Key assumptions" as for Retail Domestic ■ Q1 Actuals reflect COVID-19 impact ■ Structural changes in customer purchasing behavior support growth in eCommerce past COVID-19 pandemic
International	**Mixed impact by region** ■ China: 99% vs 2019 ■ Int'l Franchise: (20%) vs 2019	■ China: strong eCommerce performance drives sales despite lockdown; eCommerce trend expected to continue in Q3 and Q4 ■ Outside China, demand for immunity products and full lock downs in some countries (e.g., Malaysia, Singapore)

[1]Stores that were temporarily closed by local authorities

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C Expectation for Continued Sales Recovery in 2021

	Scenario in Current Model	Key Assumptions
US & Canada	**Time to return to pre-crisis: 1 year (V-shaped recovery)** ▪ Compared to 2019 levels, expect ~10% of consumers will not return as their shopping habits will be forever changed	▪ Virus runs its course by June 2020, no major comebacks of the virus in 2021 ▪ Unemployment continues to decline in 2021
eCommerce	**Structural change in customers purchasing behaviors** ▪ Step growth in eCommerce will not go away after COVID-19 pandemic	▪ *Same assumptions as for Retail Domestic, plus* ▪ Structural changes in customer purchasing behavior support growth in eCommerce past COVID-19 pandemic
International	**Time to return to pre-crisis: 1-2 years (V-shaped recovery)** ▪ China expected to grow at higher pace thanks to our strong eCommerce presence and potential from large, growing market ▪ Other markets will still decline in 2021	▪ No major comebacks of the virus in 2021 ▪ Unemployment declines in 2021 but higher than 2019 levels ▪ Protein and Supplement categories generally recover faster than average discretionary spending (as it happened post 2008)

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C 2020 – 2021 Business Plan

($ in millions)

Revenue Projections by Segment



$2,052 [1]
(YoY Change)
$72
$158
(15%)
$160
0%
54%
$1,662
(48%)
(YoY Change)
$1,335
$61
$158
$246
$869
5%
1%
6%
6%
$1,407
$65
$159
$260
$923
2019A
2020E
2021E
US & Canada
eCommerce
International
Wholesale

Commentary

Total revenue is expected to decline by 35% in 2020

- The Company continues its footprint optimization effort (~1,374 corporate store closures estimated for 2020)
- eCommerce is growing (+53.7% YoY in 2020) given investments focused on building our systems and capabilities and accelerated changes in consumer behavior
- Total International expected to be flat YoY in 2020 due to growth in China & HK JV led by eCommerce operations

Note: US & Canada includes company-owned retail and domestic franchise
[1] Excludes $15.8mm in Nutra revenues pre JV

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C 2020 – 2021 Business Plan (Cont'd) ($ in millions) EBITDA Projections by Segment Commentary $266 % Bank Adjusted EBITDA of $51mm (3.8% margin) expected Margin in 2020 $38 52% n In the US and Canada, COVID-19 and store closures are 36% $57 $169 % expected to impact 2020 profitability as GNC realigns Margin $12 8% $16 its cost structure to a smaller footprint 25% $45 $104% 28% n eCommerce improved profitability, reaching 14.5% Margin $16 14% $37 margin in 2020 26% $159 10% 30% $48 n EBITDA margin for Total International expected to $70 8% 15% $36 1% decline to 30.4% in 2020 and 28.0% in 2021 $4 2019A 2020E 2021E n In 2021, the Company expects Bank Adjusted EBITDA Corporate $2,052 1 ($80) ($79) ($79) to reach $112mm (8.0% margin) due to better $72 Costs $158 macroeconomics, smaller store footprint and $160 $1,407 $1,335 China and continued eCommerce growth $65 $5 $14 $11 $61 Nutra JV $159 $158 $260 $246 Bank $1,662 $17 $12 $12 2 Adjustments $923 $869 Bank Adj. EBITDA $209 $51 $112 % Margin 10.1% 3.8% 8.0% 2019A 2020E 2021E US & Canada eCommerce International Wholesale Note: US & Canada includes company-owned retail and domestic franchise 1 Net of $6.6mm in Nutra JV EBITDA and discontinued Lucky operations 2 Includes stock-based compensation, severance and retention 42C 2020 – 2021 Business Plan (Cont'd) ($ in millions) EBITDA Projections by Segment Commentary $266 % Bank Adjusted EBITDA of $51mm (3.8% margin) expected Margin in 2020 $38 52% n In the US and Canada, COVID-19 and store closures are 36% $57 $169 % expected to impact 2020 profitability as GNC realigns Margin $12 8% $16 its cost structure to a smaller footprint 25% $45 $104% 28% n eCommerce improved profitability, reaching 14.5% Margin $16 14% $37 margin in 2020 26% $159 10% 30% $48 n EBITDA margin for Total International expected to $70 8% 15% $36 1% decline to 30.4% in 2020 and 28.0% in 2021 $4 2019A 2020E 2021E n In 2021, the Company expects Bank Adjusted EBITDA Corporate $2,052 1 ($80) ($79) ($79) to reach $112mm (8.0% margin) due to better $72 Costs $158 macroeconomics, smaller store footprint and $160 $1,407 $1,335 China and continued eCommerce growth $65 $5 $14 $11 $61 Nutra JV $159 $158 $260 $246 Bank $1,662 $17 $12 $12 2 Adjustments $923 $869 Bank Adj. EBITDA $209 $51 $112 % Margin 10.1% 3.8% 8.0% 2019A 2020E 2021E US & Canada eCommerce International Wholesale Note: US & Canada includes company-owned retail and domestic franchise 1 Net of $6.6mm in Nutra JV EBITDA and discontinued Lucky operations 2 Includes stock-based compensation, severance and retention 42

Projected Financial Performance

C

($ in millions)

Revenue & Same Store Sales Growth



$2,068
$1,335
$1,407
$1,464
$1,531
$1,611
2019A
2020E
2021E
2022E
2023E
2024E

	2019A	2020E	2021E	2022E	2023E	2024E
Revenue Growth	(12.1%)	(35.5%)	5.4%	4.1%	4.6%	5.2%
Domestic SSS[1]	(2.9%)	(8.9%)	23.5%	4.1%	4.3%	4.4%

Same store sales growth for go forward 2021 stores only

Gross Profit & Margin[2]



$714
$404
$475
$499
$526
$554
2019A
2020E
2021E
2022E
2023E
2024E

	2019A	2020E	2021E	2022E	2023E	2024E
% Margin	34.5%	30.3%	33.8%	34.1%	34.3%	34.4%

Bank Adjusted EBITDA & Margin[3]



$209
$51
$112
$131
$150
$172
2019A
2020E
2021E
2022E
2023E
2024E

	2019A	2020E	2021E	2022E	2023E	2024E
% Margin[3]	10.1%	3.8%	8.0%	9.0%	9.8%	10.7%

Capital Expenditures



$15
$13
$12
$12
$12
$12
2019A
2020E
2021E
2022E
2023E
2024E

	2019A	2020E	2021E	2022E	2023E	2024E
% of Total Sales	0.7%	1.0%	0.9%	0.8%	0.8%	0.8%

[1] SSS growth reflects domestic external performance (incl. domestic retail & eCommerce)
[2] Gross profit calculated as total revenues less cost of goods sold, distribution, transportation and occupancy costs
[3] Adjustments include China JV income, Nutra JV income and stock-based compensation

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C Projected Segment Financials ($ in millions) 1 Store Count Same Store Sales 7,521 53.7% 5,808 5,678 1,759 5,648 5,618 5,588 30.6% 1,709 1,659 1,609 1,559 1,904 1,509 10.0% 10.0% 10.0% 3.9% 35.6% 1.0% 1.0% 1.0% 956 1,930 1,950 1,970 1,990 2,010 (1.2%) 5.6% (28.4%) 718 668 668 668 668 1.0% 1.0% 1.0% 2,902 (28.8%) 1,451 1,401 1,401 1,401 1,401 (3.7%) 2019A 2020E 2021E 2022E 2023E 2024E 2019A 2020E 2021E 2022E 2023E 2024E Store-Within-a-Store International Franchise Stores Domestic Retail (excl. e-Commerce) Domestic Franchise Domestic Franchise Stores Company Owned US & Canada Stores e-Commerce 2 3 Revenue by Operating Segment EBITDA by Operating Segment $266 $2,052 $221 $72 $38 $205 $1,611 $158 $1,531 $186 $1,464 $1,407 $25 $169 $1,335 $99 $57 $22 $87 $75 $65 $19 $226 $61 $199 $16 $68 $182 $159 $60 $158 $104 $52 $45 $1,822 $16 $171 $1,287 $1,246 $1,183 $1,208 $1,115 $48 $122 $128 $115 $108 $40 2019A 2020E 2021E 2022E 2023E 2024E 2019A 2020E 2021E 2022E 2023E 2024E US & Canada International Wholesale US & Canada International Wholesale 2 Note: US & Canada includes company-owned retail, domestic franchise and eCommerce Excludes unallocated corporate costs. 2019A Revenue excludes $15.8mm in Nutra pre JV revenues 1 3 Excludes Ireland and China Excludes unallocated corporate costs, income from China and Nutra JVs and other adjustments 44C Projected Segment Financials ($ in millions) 1 Store Count Same Store Sales 7,521 53.7% 5,808 5,678 1,759 5,648 5,618 5,588 30.6% 1,709 1,659 1,609 1,559 1,904 1,509 10.0% 10.0% 10.0% 3.9% 35.6% 1.0% 1.0% 1.0% 956 1,930 1,950 1,970 1,990 2,010 (1.2%) 5.6% (28.4%) 718 668 668 668 668 1.0% 1.0% 1.0% 2,902 (28.8%) 1,451 1,401 1,401 1,401 1,401 (3.7%) 2019A 2020E 2021E 2022E 2023E 2024E 2019A 2020E 2021E 2022E 2023E 2024E Store-Within-a-Store International Franchise Stores Domestic Retail (excl. e-Commerce) Domestic Franchise Domestic Franchise Stores Company Owned US & Canada Stores e-Commerce 2 3 Revenue by Operating Segment EBITDA by Operating Segment $266 $2,052 $221 $72 $38 $205 $1,611 $158 $1,531 $186 $1,464 $1,407 $25 $169 $1,335 $99 $57 $22 $87 $75 $65 $19 $226 $61 $199 $16 $68 $182 $159 $60 $158 $104 $52 $45 $1,822 $16 $171 $1,287 $1,246 $1,183 $1,208 $1,115 $48 $122 $128 $115 $108 $40 2019A 2020E 2021E 2022E 2023E 2024E 2019A 2020E 2021E 2022E 2023E 2024E US & Canada International Wholesale US & Canada International Wholesale 2 Note: US & Canada includes company-owned retail, domestic franchise and eCommerce Excludes unallocated corporate costs. 2019A Revenue excludes $15.8mm in Nutra pre JV revenues 1 3 Excludes Ireland and China Excludes unallocated corporate costs, income from China and Nutra JVs and other adjustments 44

C 2022 – 2024 Business Plan General Assumptions Scenario in Current Model n Number of stores flat vs. 2021 year ending, comping at 1% for both corporate (US & Canada) and US franchise US & Canada n Similar margin profile to 2020 and 2021 n eCommerce levels sustained in long-run coming out of COVID-19 pandemic n Sales growth of 10% YoY from 2022 to 2024 eCommerce n Similar margin profile to 2020 and 2021 n International franchise sales growth of 10% YoY from 2022 to 2024 International n Europe operations sales growth (YoY) in 2022: 34%, 2023: 12%, 2024: 8% 45C 2022 – 2024 Business Plan General Assumptions Scenario in Current Model n Number of stores flat vs. 2021 year ending, comping at 1% for both corporate (US & Canada) and US franchise US & Canada n Similar margin profile to 2020 and 2021 n eCommerce levels sustained in long-run coming out of COVID-19 pandemic n Sales growth of 10% YoY from 2022 to 2024 eCommerce n Similar margin profile to 2020 and 2021 n International franchise sales growth of 10% YoY from 2022 to 2024 International n Europe operations sales growth (YoY) in 2022: 34%, 2023: 12%, 2024: 8% 45

C 2020 – 2024 Business Plan ($ in millions) 2019-24 CAGR 2019 2020 2021 2022 2023 2024 US and Canada $1,822 $1,115 $1,183 $1,208 $1,246 $1,287 (6.7%) International 158 158 159 182 199 226 7.4% Wholesale 72 61 65 75 87 99 6.6% Nutra (until Feb-19) 16 - - - - - NA Total Revenue $2,068 $1,335 $1,407 $1,464 $1,531 $1,611 (4.9%) % Growth (12.1%) (35.5%) 5.4% 4.1% 4.6% 5.2% Less: COGS, Dist, Occ. & Trans. (1,354) (931) (932) (965) (1,005) (1,057) Gross Profit $714 $404 $475 $499 $526 $554 (4.9%) % Margin 34.5% 30.3% 33.8% 34.1% 34.3% 34.4% US and Canada 171 40 108 115 122 128 (5.7%) International 57 48 45 52 60 68 3.5% Wholesale 38 16 16 19 22 25 (7.7%) Unallocated corporate costs (86) (79) (79) (79) (79) (79) (1.7%) Nutra (until Feb-19) 7 - - - - - NA EBITDA $187 $25 $90 $107 $126 $142 (5.3%) % Margin 9.0% 1.8% 6.4% 7.3% 8.2% 8.8% China & HK JV 1 2 5 9 12 17 Nutra JV 5 12 5 3 - - 1 Bank Adjustments 17 12 12 12 12 12 Bank Adjusted EBITDA $209 $51 $113 $131 $150 $172 (3.9%) % Margin 10.1% 3.8% 8.0% 9.0% 9.8% 10.7% Note: US & Canada includes company-owned retail, domestic franchise and eCommerce 1 Includes stock-based compensation, severance and retention 46C 2020 – 2024 Business Plan ($ in millions) 2019-24 CAGR 2019 2020 2021 2022 2023 2024 US and Canada $1,822 $1,115 $1,183 $1,208 $1,246 $1,287 (6.7%) International 158 158 159 182 199 226 7.4% Wholesale 72 61 65 75 87 99 6.6% Nutra (until Feb-19) 16 - - - - - NA Total Revenue $2,068 $1,335 $1,407 $1,464 $1,531 $1,611 (4.9%) % Growth (12.1%) (35.5%) 5.4% 4.1% 4.6% 5.2% Less: COGS, Dist, Occ. & Trans. (1,354) (931) (932) (965) (1,005) (1,057) Gross Profit $714 $404 $475 $499 $526 $554 (4.9%) % Margin 34.5% 30.3% 33.8% 34.1% 34.3% 34.4% US and Canada 171 40 108 115 122 128 (5.7%) International 57 48 45 52 60 68 3.5% Wholesale 38 16 16 19 22 25 (7.7%) Unallocated corporate costs (86) (79) (79) (79) (79) (79) (1.7%) Nutra (until Feb-19) 7 - - - - - NA EBITDA $187 $25 $90 $107 $126 $142 (5.3%) % Margin 9.0% 1.8% 6.4% 7.3% 8.2% 8.8% China & HK JV 1 2 5 9 12 17 Nutra JV 5 12 5 3 - - 1 Bank Adjustments 17 12 12 12 12 12 Bank Adjusted EBITDA $209 $51 $113 $131 $150 $172 (3.9%) % Margin 10.1% 3.8% 8.0% 9.0% 9.8% 10.7% Note: US & Canada includes company-owned retail, domestic franchise and eCommerce 1 Includes stock-based compensation, severance and retention 46

C Cash Flows Projections ($ in millions) 1. Does not include cash taxes; tax analysis is ongoing 2. Does not include any debt service costs including any post-emergence cash interest, amortization or other debt service payments FY2021 FY2022 FY2023 FY2024 EBITDA $113 $131 $150 $172 (-) Equity EBITDA (11) (12) (12) (17) (-) ∆ in Net Working Capital (1) (9) (8) (5) (-) CapEx (12) (12) (12) (12) (+) Proceeds from Equity Investments 12 12 12 - Unlevered Free Cash Flow $100 $110 $129 $137 47C Cash Flows Projections ($ in millions) 1. Does not include cash taxes; tax analysis is ongoing 2. Does not include any debt service costs including any post-emergence cash interest, amortization or other debt service payments FY2021 FY2022 FY2023 FY2024 EBITDA $113 $131 $150 $172 (-) Equity EBITDA (11) (12) (12) (17) (-) ∆ in Net Working Capital (1) (9) (8) (5) (-) CapEx (12) (12) (12) (12) (+) Proceeds from Equity Investments 12 12 12 - Unlevered Free Cash Flow $100 $110 $129 $137 47

C Opportunities and Risks

Opportunities	Risks
Margin – IVC Cost & Mix	COVID Relapses
Sales Transfer in Closed Stores	Supply Chain Challenges
Wholesale Growth 2022-2024	Wholesale Growth
International Ecommerce Growth	International & Domestic Franchisee Viability
Rebound more Quickly	Inventory Risk
ADAS / BOPIS	
Store Openings	

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Appendix 49Appendix 49

2019 – 2020 Sales Bridge ($ in millions) US and Canada Corporate Sales Bridge (14.6) (223.4) (464.9) (7.3) 1,372.1 27.1 689.0 1 2019A Sales Comp Adj. on Go- COVID-19 / Closed Stores Sales Transfer Overhead Revenue 2020 Sales forward stores Bankruptcy Impact 1 Includes $9.8mm in revenue generated for the national advertising fund from franchisees and General Nutrition Franchise Services 502019 – 2020 Sales Bridge ($ in millions) US and Canada Corporate Sales Bridge (14.6) (223.4) (464.9) (7.3) 1,372.1 27.1 689.0 1 2019A Sales Comp Adj. on Go- COVID-19 / Closed Stores Sales Transfer Overhead Revenue 2020 Sales forward stores Bankruptcy Impact 1 Includes $9.8mm in revenue generated for the national advertising fund from franchisees and General Nutrition Franchise Services 50

2020 – 2021 Sales Bridge ($ in millions) US and Canada Corporate Sales Bridge (69.7) 98.4 (4.6) 1.1 (1.7) 712.5 689.0 1 1 2020 Sales Comp Adjusted Sales COVID-19 & Store Closures 2020 Store Closures Other Revenue 2021 Sales (Go-Forward Stores) Bankrupctcy Sales Transfer Effect Impact 1 Includes $9.8mm and $8.1mm in revenue generated for the national advertising fund from franchisees and General Nutrition Franchise Services in 2020 and 2021, respectively 512020 – 2021 Sales Bridge ($ in millions) US and Canada Corporate Sales Bridge (69.7) 98.4 (4.6) 1.1 (1.7) 712.5 689.0 1 1 2020 Sales Comp Adjusted Sales COVID-19 & Store Closures 2020 Store Closures Other Revenue 2021 Sales (Go-Forward Stores) Bankrupctcy Sales Transfer Effect Impact 1 Includes $9.8mm and $8.1mm in revenue generated for the national advertising fund from franchisees and General Nutrition Franchise Services in 2020 and 2021, respectively 51